Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 23. Subsequent Events

Public Offering

On January 16, 2025, the Company closed an underwritten public offering of 17,647,059 ordinary shares at a price to the public of $8.50 per ordinary share, resulting in net proceeds of $144.0 million, after deducting the underwriting commissions and estimated offering expenses.

Credit Agreement

On March 3, 2025, the Company utilized the Credit Agreement to increase the letter of credit to a supplier to the value of GBP £92.0 million ($116.9 million). The issuance of letters of credit under the terms of the Credit Agreement reduces the available borrowing capacity of the facility but is not considered as a drawdown against the facility and does not constitute outstanding borrowings of the Company.

On March 7, 2025 the Company amended the Credit Agreement to include an additional $30.0 million contribution from Barclays Bank PLC and an additional $30.0 million contribution from Citizens Bank, N.A., increasing the total facility size to $180.0 million. Unless previously terminated in accordance with its terms, the Credit Agreement will mature on April 29, 2029.